BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Large Cap Value V.I. Fund

(the “Fund”)

Supplement dated June 17, 2016
to the Prospectus and Statement of Additional Information, each dated May 1, 2016

Effective immediately, the Fund’s Prospectus and Statement of Additional Information are amended as set forth below.

The first paragraph in the subsection of the Prospectus entitled “Management of the Funds — BlackRock — BlackRock Large Cap Value V.I. Fund” is deleted in its entirety and replaced with the following:

For BlackRock Large Cap Value V.I. Fund, BlackRock has agreed to voluntarily waive 0.05% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The second paragraph in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — BlackRock Large Cap Value V.I. Fund” is deleted in its entirety and replaced with the following:

For BlackRock Large Cap Value V.I. Fund, effective June 17, 2016, BlackRock has agreed to voluntarily waive 0.05% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. From June 1, 2012 through June 16, 2016, BlackRock voluntarily waived 0.10% of its management fee payable by the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-VARLC-0616SUP